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                         GREENWICH STREET SERIES FUND
                               on behalf of the
                    DIVERSIFIED STRATEGIC INCOME PORTFOLIO
                                 (the "fund")

                      Supplement dated September 13, 2002
                      to Prospectus dated April 30, 2002

   The following information replaces the portfolio management information set forth under the section "Portfolio Managers" under "Investments, Risks and Performance."

   David M. Zahn and Olivier Asselin have been named as portfolio managers for the fund. They join Roger Lavan, Peter J. Wilby, and Beth A. Semmel in the day-to-day management of the fund's portfolio.

   Both Mr. Zahn and Mr. Asselin are investment officers of the fund's investment subadviser, Smith Barney Global Capital Management, Inc., an affiliate of Smith Barney Fund Management LLC (SBFM), the fund's manager.

   Mr. Zahn is a vice president at Salomon Smith Barney Inc. and has 9 years of securities business experience. Mr. Asselin is a managing director of Citigroup Asset Management Ltd, an affiliate of SBFM and has 13 years of securities business experience.



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